PROVISIONS	12 Months Ended
Dec. 31, 2023
Provision for onerous contracts [Abstract]
PROVISIONS
25        PROVISIONS

	2023	2022
	US$’000	US$’000

Provision for onerous contracts (i)	277	592
	277	592

(i)
Provision for onerous contracts represents the present value of the future charter payments that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter and contract of affreightment. The estimate may vary as a result of changes to ship running costs and charter and freight revenue. No discounting was used as these are short-term onerous contracts and the effect of discounting is immaterial.

	2023	2022
Analysis of provision for onerous contracts:	US$’000	US$’000

Balance at 1 January	592	1,019
Provision raised	277	592
Released to profit or loss	(592)	(1,019)
Balance at 31 December	277	592

Accounting policy

Present obligations arising under onerous contracts are recognised and measured as a provision. An onerous contract is considered to exist where the Group has a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. The unavoidable costs under a contract reflect the least net cost of exiting from the contract, which is the lower of the cost of fulfilling it and any compensation or penalties arising from failure to fulfil it. The cost of fulfilling a contract comprises the costs that relate directly to the contract which include both the incremental costs of fulfilling that contract and an allocation of other costs that relate directly to fulfilling contracts. Before a separate provision for an onerous contract is established, the Group recognises any impairment loss that has occurred on assets used in fulfilling the contract.